                     UNITED RENTALS (NORTH AMERICA), INC.

                                 $250,000,000
                9% Senior Subordinated Notes due 2009, Series A

                              Purchase Agreement
                              ------------------

                                                            March 16, 1999

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
NationsBanc Montgomery Securities LLC
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

     United Rentals (North America), Inc., a Delaware corporation (the ACompany@), proposes, subject to the terms and conditions stated herein, to issue and sell to the purchasers named in Schedule I hereto (the APurchasers@) an aggregate of $250,000,000 principal amount of the 9% Senior Subordinated Notes due 2009, Series A specified above (the ASecurities@). The Securities are to be issued pursuant to an indenture (the "Indenture") to be dated as of the Time of Delivery (as defined below), between the Company, the United States subsidiaries of the Company (the "Guarantors") and The Bank of New York , as trustee (the "Trustee"). Pursuant to the Indenture and certain guarantees (the "Guarantees"), the Guarantors have agreed to guaranty the Company's payment and other obligations under the Indenture and the Securities.

     The Company understands that the Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers at any time after the execution and delivery of this Agreement. The Securities are to be offered and sold through the Purchasers without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the Act or if an exemption from the registration requirements of the Act is available (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the Act by the Securities and Exchange Commission (the "Commission")).

     Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the Notes Registration Rights Agreement (the "Notes Registration Rights Agreement") to be dated as of the Time of Delivery among the Company, the Guarantors and the Purchasers and so long as such
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Securities constitute "Transfer Restricted Notes" (as defined in such agreement). Pursuant to the Notes Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 9% Senior Subordinated Notes due 2009 Series B (the "Exchange Securities"), to be offered in exchange for the Securities (such offer to exchange being referred to as the "Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Notes Registration Statements") relating to the resale by certain holders of the Securities and to use its best efforts to cause such Notes Registration Statements to be declared and remain effective and usable for the periods specified in the Notes Registration Rights Agreement and to consummate the Exchange Offer.

     The Company is preparing and will deliver to the Purchasers copies of a final offering circular dated March 16, 1999 (the "Final Offering Circular") for use by the Purchasers in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Circular" means, with respect to any date or time referred to in this Agreement, the Final Offering Circular, or any amendment or supplement thereto, including exhibits thereto and documents incorporated therein by reference, if any, which has been prepared and delivered by the Company to the Purchasers in connection with the Purchasers' solicitation of purchases of, or offering of, the Securities.

     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Circular (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Circular, if any; and all references in this Agreement to amendments or supplements to the Offering Circular shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which is incorporated by reference in the Offering Circular.

1. The Company represents and warrants to, and agrees with, each of the Purchasers that:

(1) The Company has not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Act.

(2) The Offering Circular as of its date and at the Time of Delivery will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Circular made in reliance upon and in conformity with information furnished to the Company in writing by a Purchaser through Goldman, Sachs & Co. expressly for use in the Offering Circular.
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

(3) The documents incorporated or deemed to be incorporated by reference in the Offering Circular, if any, at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission (the "Exchange Act Regulations"), and, when read together with the other information in the Offering Circular, at the date of the Offering Circular and at the Time of Delivery, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(4) The accountants who certified the financial statements and supporting schedules included in the Offering Circular are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of Regulation S-X under the Act.

(5) Each of the historical financial statements to be included in the Offering Circular, together with related schedules and notes, present fairly (on a consolidated basis where so indicated) the financial condition of the entity or entities to which such financial statement purports to relate (the "Reported Entity") at the date(s) indicated and the statement of operations (or income or earnings as indicated in the applicable financial statement) and cash flows and (in the case of a Reported Entity for which a statement of stockholders' equity is included) stockholders' equity (and partners' capital if so indicated in the applicable financial statement) of the Reported Entity for the period(s) specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as otherwise indicated in such financial statements). Any supporting schedules to be included in the Offering Circular present fairly in accordance with GAAP the information required to be stated therein. The selected historical financial information and the summary historical financial information to be included in the Offering Circular present fairly the information shown therein and, in the case of historical financial data or information of the Company, have been compiled on a basis consistent with that of the audited financial statements included in the Offering Circular. The pro forma financial statements and the related notes thereto to be included in the Offering Circular present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(6) The Company has not taken or caused to be taken and will not take or cause to be taken, either directly or indirectly, any action designed to cause or result in, or which action constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the market price of any security in contravention of any applicable law, including but not limited to those actions prohibited by Section 9(a) of the Exchange Act, the Exchange Act Regulations and Regulation M promulgated by the Commission.

(7) Neither the Company nor any of the Subsidiaries (as defined below) has sustained since the date of the latest financial statements to be included or incorporated by reference in the Offering

     Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which would be material to the Company and the Subsidiaries taken as a whole, otherwise than as reserved for as disclosed in the Company's financial statements or financial statements of certain Subsidiaries to be included in the Offering Circular; and since the respective dates as of which information is given in the Offering Circular, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) there has not been any change in the capital stock of the Company or increase in the long-term debt (other than accretion or scheduled repayments thereof) of the Company and the Subsidiaries taken as a whole,
     (C) there have been no transactions entered into by the Company or any of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise, and (D) there has been no dividend or distribution (except as would permitted under the covenants captioned "Description of the Notes - Limitation on Restricted Payments" to be contained in the Offering Circular) of any kind declared, paid or made by the Company on any class of its capital stock.

            (8) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

            (9)  Each subsidiary of the Company (each, a "Subsidiary")  has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Circular, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for any security interest or pledge contemplated by the Credit Agreement dated September 29, 1998 among the Company, United Rentals, United Rentals of Canada, Inc. and Bank of America National Trust and Savings Association ("B of A"), as U.S. Agent, Bank of America Canada, as Canadian Agent, and various financial institutions (the "Credit Agreement") and the Term Loan Agreement dated July 10, 1998 between the Company, certain financial institutions and B of A, as agent, as amended by the First Amendment to the Term Loan Agreement, dated September 29, 1998 (the "Term Loan Agreement")); and none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary. The only Subsidiaries of the Company (other than inactive Subsidiaries) are the Subsidiaries listed in a certificate of officers of the Company to be delivered to the Purchasers prior to the Time of Delivery and each Subsidiary of the Company which constitutes a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X under the Act); provided, however, that such determination
                                    --------  -------
     shall be made by reference to the Company's pro forma financial statements as permitted by Rule 3-05(b)(3) of Regulation S-X (each, a "Significant Subsidiary"), is marked with a "*" in such certificate.

             (10) The authorized capital stock of the Company consists of 3,000 shares of common stock, par value $0.01 per share (the "Common Stock"). As of the date hereof, there were 1,000 shares of Common Stock outstanding. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. All of the outstanding capital stock of the Company is owned by United Rentals, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware ("United Rentals"), free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for any security interest or pledge contemplated by the Credit Agreement or the Term Loan Agreement).

             (11) This Agreement has been duly authorized, executed and delivered by the Company .

             (12) The Indenture has been duly authorized by the Company and each Guarantor, and, at the Time of Delivery, will have been duly executed and delivered by the Company and each such Guarantor and will constitute a valid and binding agreement of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

             (13) The Securities have been duly authorized and, at the Time of Delivery, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and, subject to the foregoing limitations, entitled to the benefits of, the Indenture. At the Time of Delivery, the Securities will conform in all material respects to the description thereof contained in the Offering Circular.

             (14) Each Guaranty has been duly authorized by the applicable Guarantor under the laws of its state of incorporation, and, at the Time of Delivery, each Guaranty relating to Securities being issued

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     as of Time of Delivery that appears on or is attached to such Securities, will have been duly executed by such Guarantor and, when issued in the manner provided for in the Indenture and delivered in accordance with this Agreement, will constitute a valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and, subject to the foregoing limitations, entitled to the benefits of, the Indenture. At the Time of Delivery, the Guarantees will conform in all material respects to the description thereof contained in the Offering Circular.

             (15) The Exchange Securities have been duly authorized by the Company. When the Exchange Securities are issued, executed and authenticated in the manner provided for by the terms of the Exchange Offer and the Indenture, the Exchange Securities will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and, subject to the foregoing limitations, entitled to the benefits of, the Indenture.

             (16) The Notes Registration Rights Agreement has been duly authorized by the Company and each Guarantor, and, at the Time of Delivery, will have been duly executed and delivered by the Company and each Guarantor, and will constitute valid and binding obligations of the Company and each Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). At the Time of Delivery, the Notes Registration Rights Agreement will conform in all material respects to the description thereof contained in the Offering Circular.

             (17) The Securities, the Guarantees and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Circular.

             (18) Neither the Company nor any of its Subsidiaries is in
     violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Securities, the Guarantees, the Notes Registration Rights Agreement,
     and any other agreement or
                                       6
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instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Offering Circular and the consummation of the transactions contemplated herein and in the Offering Circular and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

             (19) No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

             (20) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary thereof which is required to be disclosed in the Offering Circular (other than as will be disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Offering Circular, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

             (21) There are no contracts or documents which are required to be described in the Offering Circular which will not be so described.

             (22) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted

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rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

             (23) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or by the Company or any Guarantor in connection with the offering, issuance or sale of the Securities and Guarantees hereunder or the consummation of the transactions contemplated by this Agreement, except
(i) for filings and qualifications contemplated by the Notes Registration Rights Agreement, (ii) such as may be required under foreign or state securities or blue sky laws and (iii) such as may be required after the Time of Delivery pursuant to the Company's periodic reporting requirements on its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K to be filed with the Commission under Sections 13 and 15(d), respectively, of the Exchange Act.

             (24) The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess such Government Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have, singly or in the aggregate, a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

             (25) The Company and its Subsidiaries have good and marketable title to all real property to be described in the Offering Circular as owned by the Company and its Subsidiaries and good title to all other properties described in the Offering Circular as owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are pursuant to the Credit Agreement and the Term Loan Agreement as described in the Offering Circular or
(b) do not, singly or in the aggregate, materially interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Offering Circular, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the

Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which claim, if upheld, would result in a Material Adverse Effect.


             (26) Neither the Company nor any Guarantor is, or upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Circular will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

             (27) Except as described in the Offering Circular or except as would not, singly or in the aggregate, result in a Material Adverse Effect: (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) neither the Company nor any of its Subsidiaries is lacking any permits, authorizations and approvals required under any applicable Environmental Laws or are in violation of the requirements of such Environmental Laws, (C) there are no pending or, to the best knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) to the knowledge of the Company there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

             (28) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data to be included in the Offering Circular are not based on or derived from sources that are reliable and accurate in all material respects.

            (29) The Company and each of its Subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns (after giving effect to extensions) and have paid all taxes shown as due thereon (except where the failure to so file or pay would not, singly or in the aggregate, have a Material Adverse Effect), and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company, any of its Subsidiaries or any of their properties or assets that would result in a Material Adverse Effect, except for taxes that are being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with GAAP.

             (30) The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Time of Delivery, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated interdealer quotation system.

             (31) None of the Company, its affiliates, as such term is defined in Rule 501(b) under the Act ("Affiliates"), or any person acting on its or any of their behalf (other than the Purchasers, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Act.

             (32) Assuming the accuracy of the representations and warranties of the Purchasers set forth in Section 3 hereof and compliance by the Purchasers with the provisions of Sections 3 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers and to any subsequent purchaser in the manner contemplated by this Agreement and the Offering Circular to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

             (33) Neither the Company, United Rentals nor any of its Subsidiaries is or has ever been a Personal Holding Company within the meaning of Section 542 of the Internal Revenue Code of 1986, as amended.

             (34) Neither the Company nor any Subsidiary has received notice from any insurer providing insurance coverage for the Company and its Subsidiaries or agent of such insurer that capital improvements or other expenditures will have to be made in order to continue present insurance coverage, except such as would not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.

             (35) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (36) Other than pursuant to this Agreement, there are no contracts, agreements or understandings between either the Company, United Rentals or its Subsidiaries and any person that give rise to a valid claim against the Company, United Rentals, any of its Subsidiaries or the Purchasers for a brokerage commission, finder's fee or other like payment relating to the transactions contemplated hereby.

             (37) There are no persons with registration rights or other similar rights to have any debt securities registered pursuant to any registration statement or otherwise registered by the Company under the Act, except persons having such rights pursuant to the Notes Registration Rights Agreement, the Notes

Registration Rights Agreement dated December 15, 1998 between the Company, certain of the Subsidiaries and the initial purchaser named therein, the Notes Registration Rights Agreement dated August 12, 1998 between the Company, certain of the Subsidiaries and the initial purchasers named therein and the Notes Registration Rights Agreement dated May 22, 1998 between the Company, certain of the Subsidiaries and the initial purchasers named therein.

             (38) Neither the Company, any of its Subsidiaries or any agent thereof acting on the behalf of any of them, has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R.
Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

            (39) The Offering Circular, as of its date, will contain all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

            (40) Neither the Company nor any of its Subsidiaries has violated any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. If any such plan is adopted, the execution and delivery of this Agreement and the sale of the Securities will not involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representations made in the preceding sentence are made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants to be made or deemed to be made by the purchasers of the Securities as set forth in the Offering Circular.

             (41) There are, and as of the Time of Delivery, there will be no agreements containing any limitation on dividends or any other payment restrictions of the type referred to in clause (vii) of the covenant captioned "Description of the Notes B Limitation on Dividends and other Payment Restrictions Affecting Restricted Subsidiaries" to be contained in the Offering Circular other than an obligation of the Company or its Subsidiaries to maintain a minimum net worth contained in contracts or leases entered into in the ordinary course of business.

             (42) Except as listed on a certificate of officers of the Company to be delivered to the Purchasers prior to the Time of Delivery, there are and as of the Time of Delivery, there will be no agreements of the type referred to in clause (vi) of the second paragraph of the covenant captioned "Description of the Notes - Limitation on Transactions with Affiliates" to be contained in the Offering Circular.

             (43) To the best of the Company's knowledge and belief, except as listed on a certificate of officers of the Company to be delivered to the Purchasers prior to the Time of Delivery, there are, and as of the Time of Delivery, there will be no agreements existing of the type referred to in clause
(c) of the definition of "Permitted Indebtedness" under "Description of Notes B Certain Definitions" to be contained in the Offering Circular. As of the Time of Delivery, but without giving effect to the issuance of the

Securities and the application of the net proceeds therefrom, the aggregate outstanding Indebtedness (as defined in the Offering Circular under "Description of Notes B Certain Definitions") of the Company and its Subsidiaries will not exceed $1.4 billion.

             (44) All information contained in the certificates of officers of the Company to be delivered pursuant to (i), (pp) and (qq) of this Section 1 which would be required to be disclosed in the Offering Circular if the Offering Circular was a prospectus forming part of a registration statement filed with the Commission under the Act, has been disclosed in the Offering Circular.

             (45) Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Purchasers or to counsel for the Purchasers pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Purchasers as to the matters covered thereby.

             (46) With respect to the information systems of the Company and its Subsidiaries, the Company does not believe that the Year 2000 Problem will have a Material Adverse Effect or result in any material loss or interference with the Company's business or operations. In addition, except as disclosed in the Offering Circular, the Company has no reason to believe that, with respect to the information systems of any third parties with which the Company or any of its Subsidiaries has a material relationship, the Year 2000 Problem will have a Material Adverse Effect or result in any material loss or interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

        2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule II hereto, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto.

        3. The several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

            (1) It will offer and sell the Securities only to: (i) persons who it reasonably believes are Aqualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (ii) upon the terms and conditions set forth in Annex I to this Agreement;

            (2) It is an institution that is an accredited investor with the meaning of Rule 501 under the Act; and

           (3) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

       4. (a) The Securities to be purchased by each Purchaser shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in same day funds or certified or official bank check or checks, payable to the order of the Company in immediately available funds. The Company will cause the certificates representing the Securities to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Trustee with DTC or its designated custodian. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on March 23, 1999 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

           (1) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(i) hereof, will be delivered at such time and date at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 (the AClosing Location@), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location prior to the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

       5.  The Company agrees with each of the Purchasers:

           (1) To prepare the Offering Circular in a form reasonably approved by you; to make no amendment or any supplement to the Offering Circular which shall be reasonably disapproved by you promptly after reasonable notice thereof; and to furnish you with as many copies thereof as you shall reasonably request;

           (2) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (3) To furnish the Purchasers with copies of the Offering Circular and each amendment or supplement thereto in such quantities as you may from time to time reasonably request, and if, at any time prior to earlier of (i) completion of the distribution of the Securities, as notified to you by Goldman, Sachs & Co., and (ii) the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many copies as you may reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

             (4) During the period beginning from the date hereof and continuing 120 days from the date of the Offering Circular, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities without the prior written consent of Goldman, Sachs & Co.;

             (5) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

             (6) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the AAdditional Issuer Information@) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

             (7) To use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

             (8) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional public information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

             (9) During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

             (10) The Company shall file, on or prior to 90 days after the Time of Delivery, and use its reasonable best efforts to cause to be declared or become effective under the Act, on or prior to 150 days after the Time of Delivery, a registration statement providing for the registration of the Exchange Securities, all in accordance with the terms of the Notes Registration Rights Agreement; and (1)

             (11) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds".

     6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Notes Registration Rights Agreement, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 12 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (1) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (2) Ehrenreich Eilenberg Krause & Zivian LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex II hereto;

             (3) Weil, Gotshal & Manges LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

             (4) Prior to the Time of Delivery, each accounting firm whose report is included in the Offering Circular shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex IV hereto;

             (5) (i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would be material to the Company and the Subsidiaries taken as a whole otherwise than as set forth or contemplated in the Offering Circular or reserved for as disclosed in the Company's financial statements or financial statements of certain Subsidiaries included in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt (other than accretion thereof and other than borrowings in the ordinary course of business under the Credit Facility with respect to working capital requirements for the ongoing operation of the Company and the Subsidiaries) of the Company and the Subsidiaries taken as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

             (6) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Securities or any of the Company's debt securities;

             (7) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange ("NYSE") or on the National Association of Securities Dealers Automated Quotation System; (ii) a suspension or material limitation in trading in United Rentals' securities on the NYSE;
(iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

            (8)  The Securities have been designated for trading on PORTAL;  and

             (9) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request.

         8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.

             (1) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

             (2) Promptly after receipt by an indemnified party under Section 8(a) or 8(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party shall not be required to indemnify an indemnified party hereunder with respect to any settlement or compromise of, or consent to entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder if (i) such settlement, compromise or consent is entered into or made or given by the indemnified party without the consent of the indemnifying party and (ii) the indemnifying party has not unreasonably withheld or delayed any such consent.

             (3) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying parties on the one hand and the indemnified parties on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying parties on the one hand and the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers, in each case as set forth herein. The relative fault of a party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the Securities purchased by such Purchaser exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

             (4) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

        9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term "Purchaser" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

             (1) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

             (2) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

        10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

        11. Goldman, Sachs & Co., on behalf of the Purchasers, prior to the Time of Delivery, shall have the right to terminate this Agreement and the transactions contemplated hereby if any Purchaser reasonably objects to any information contained in the Offering Circular not previously disclosed by the Company in (i) any document filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15 of the Exchange Act prior to the date of this Agreement or (ii) the registration statement on Form S-3 (File No. 333-70151). If Goldman, Sachs & Co. terminates this Agreement in accordance with this
Section 11, the Purchasers shall have no liability to the Company or any of its affiliates.

        12. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof, but, if for any other reason the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchasers through you for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

        13. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you in care of Goldman, Sachs & Co., 32 Old Slip, 9th Floor, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Four Greenwich Office Park, Greenwich, Connecticut 06830,
Attention: Chief Financial Officer, with a copy to Oscar D. Folger, 521 Fifth Avenue, 24th Floor, New York, New York 10175; provided however, that any notice to a Purchaser pursuant tot Section 8(c) hereof shall be delivered or sent by mail, telex, or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        14. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

        15.  Time shall be of the essence of this Agreement.

        16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among each of the Purchasers and the Company.


                                    Very truly yours,

                                    UNITED RENTALS (NORTH AMERICA), INC.

                                    By:
                                       ----------------------------
                                       Name:
                                       Title:



Accepted as of the date hereof:

Goldman, Sachs & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
NationsBanc Montgomery Securities LLC

By:---------------------------------
          (Goldman, Sachs & Co.)

On behalf of each of the Purchasers

                                  SCHEDULE I

                                                                            Principal Amount
Purchaser                                                                   of Securities
---------                                                                   to be Purchased
                                                                            -------------------


Goldman, Sachs & Co.....................................................    $     150,000,000

Donaldson, Lufkin & Jenrette Securities Corporation.....................           62,500,000

NationsBanc Montgomery Securities LLC...................................           37,500,000

Total...................................................................    $     250,000,000
-----                                                                      ==================

                                  SCHEDULE II

                     UNITED RENTALS (NORTH AMERICA), INC.


          The purchase price to be paid by the Purchasers for the Securities shall be 98.385% of the aggregate principal amount of the Securities plus accrued interest from March 23, 1999.

                                                                         ANNEX I



     (1) The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S, Rule 144A or pursuant to Paragraph 2 of this Annex I under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S.
Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A) or pursuant to Paragraph 2 of this Annex I, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the ASecurities Act@) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

Terms used in this paragraph have the meanings given to them by Regulation S.

     Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Company.

     (2) Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

     (3) Each Purchaser further represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Securities will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has complied, and will comply, with all applicable provisions of the Financial Services Act of 1986 of Great Britain with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom, and (c) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 of Great Britain or is a person to whom the document may otherwise lawfully be issued or passed on.

     (4) Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

                                                                        ANNEX II


                     FORM OF OPINION OF COMPANY'S COUNSEL
                   TO BE DELIVERED PURSUANT TO SECTION 7(b)

     As to various questions of fact material to our opinion, we have relied upon the certificates of officers and upon certificates of public officials. With regard to the due incorporation of corporations (other than the Company and the Significant Subsidiaries) and the good standing of corporations (other than the Company and the Significant Subsidiaries), we have (subject to the next sentence) relied entirely upon certificates of public officials. With regard to the tax good standing of certain corporations (other than the Company and the Significant Subsidiaries), we have relied solely upon a certificate of an officer of such corporation to the effect that the corporation has filed the most recent annual report required by the law of such jurisdiction and that all franchise taxes required to be paid under such law have been paid. We have also examined such corporate documents and records and other certificates, and have made such investigations of law, as we have deemed necessary in order to render the opinion hereinafter set forth. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have also assumed that all documents examined by us have been duly and validly authorized, executed and delivered by each of the parties thereto other than the Company or any Significant Guarantor.

     The opinions provided in Clause (viii) below, as they concern the Significant Guarantors (other than those Significant Guarantors incorporated in the State of New York), may be provided in reliance on the opinions of local counsel reasonably satisfactory to the Purchasers, provided that such opinions
                                                   -------------
of local counsel are also addressed to and may also be relied upon by the Purchasers. We have reviewed such opinions provided by local counsel and, based upon such review, we believe that you are justified in relying thereon.

     In providing the opinions in Clause (ix) below with respect to Guarantors (other than Significant Guarantors), such counsel may assume due authorization, execution and delivery of the Guarantees to be provided by such Guarantors (other than Significant Guarantors).

     In this opinion, "Significant Guarantor" means any Significant Subsidiary.

                (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

        (2) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and to enter into and perform its obligations under the Purchase Agreement.

        (3) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

        (4) The authorized, issued and outstanding capital stock of the Company consists of 3,000 shares of Common Stock, par value $0.01 per share (the "Common Stock"). As of the date hereof, there were 1,000 shares of Common Stock outstanding. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of any preemptive or other similar rights of any security holder of the Company arising by statute or the Company's certificate of incorporation or by-laws or, to the best of our knowledge (after due inquiry), any other preemptive or other similar rights of any security holder of the Company. All of the outstanding capital stock of the Company is owned by United Rentals, to the best of our knowledge (after due inquiry) free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for any security interest or pledge contemplated by the Credit Agreement or the Term Loan Agreement).

        (5) Each Significant Subsidiary is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

        (6) Each Significant Subsidiary has been duly incorporated and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular. Except as otherwise disclosed in the Offering Circular and other than as contemplated by the Credit Agreement or the Term Loan Agreement, all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and, to the best of our knowledge, is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Significant Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Significant Subsidiary arising pursuant to statute or such Subsidiary's certificate of incorporation or by-laws or, to the best of our knowledge, any other preemptive or other similar rights of any security holder of such Significant Subsidiary.

        (7) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

        (8) The execution, delivery and performance of the Indenture, the Notes Registration Rights Agreement and the Guarantees, and the consummation of the transactions contemplated thereby, have been duly authorized by all necessary corporate action on the part of each Significant Guarantor. Each Significant Guarantor has duly executed and delivered (i) the Indenture,
     (ii) the Notes Registration Rights Agreement and (iii) their respective Guarantees relating to the Securities being issued on the date hereof that appear on or are attached to such Securities.

        (9) The Notes Registration Rights Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

        (10) If any documents are incorporated by reference in the Offering Circular, such documents (other than the financial statements and supporting schedules therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereof.

        (11) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any Subsidiary is a party, or to which the property or assets of the Company or any Subsidiary thereof is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Offering Circular;

        (12) The information in the Offering Circular under "BusinessCEnvironmental Regulation," to the extent that it constitutes summaries of matters of law, has been reviewed by us and is correct in all material respects. Additionally, the information in the Offering Circular in the first sentence of the third paragraph under the caption "Exchange Offer; Registration Rights" is correct in all material respects. We have drawn your attention to the fact that (i) the interpretations of the Commission described in such sentence are contained solely in no-action letters issued by the Commission to various third parties, (ii) the Company has not requested a no-action letter from the Commission relating to the transactions contemplated by the Offering Circular and (iii) the Commission is not precluded from changing the interpretations set forth in such no-action letters or from not following such interpretations with respect to the transactions contemplated by the Offering Circular. The statements set forth in the Offering Circular under the caption "Exchange Offer; Registration Rights," insofar as they purport to constitute a summary of the terms of the Notes, the Guarantees, and the Notes Registration Rights Agreement, are accurate summaries in all respects of such terms.

         (13) To the best of our knowledge (after due inquiry), neither the Company nor any Subsidiary is in violation of its charter or by-laws.

         (14) To the best of our knowledge, neither United Rentals, the Company nor any Subsidiary thereof is in default in the due performance or observance of, or is in violation of, any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Offering Circular or incorporated by reference therein which violations or defaults are required to be described in the Offering Circular and are not so described or would, individually or in the aggregate, have a Material Adverse Effect or effect the validity of the Securities or the Guarantees.

         (15) No filing (except for filings under the Act and 1939 Act pursuant to the Notes Registration Rights Agreement), authorization, approval, consent or order of any court or governmental authority or agency (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which we need express no opinion) is required by the Company in connection with the due authorization, execution and delivery of the Purchase Agreement or by the Company or any Guarantor in connection with the due authorization, execution, delivery or performance of the Indenture or the Notes Registration Rights Agreement or in connection with the offering, issuance, sale or delivery of the Securities and the Guarantees, as applicable, to the Purchasers or the resale thereof by the Purchasers in accordance with the Purchase Agreement.

         (16) Assuming (a) the accuracy of the representations and warranties of the Purchasers contained in Sections 3 of the Purchase Agreement and (b) compliance by the Purchasers with their covenants and agreements set forth in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers pursuant to the Purchase Agreement or the initial resales of the Securities by the Purchasers in the manner contemplated by and in accordance with the Purchase Agreement to register the Securities under the Act or to qualify the Indenture under the 1939 Act, it being understood that we express no opinion as to any subsequent resale of the Securities.

        (17) The execution, delivery and performance of the Purchase Agreement, the letter agreement with DTC, the Indenture, the Notes Registration Rights Agreement, the Securities, the Exchange Securities, the Guarantees and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Circular and compliance by the Company and each Guarantor, as applicable, with its obligations under the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Securities, the Exchange Securities and the Guarantees, (A) after reasonable investigation, do not and will not (subject to the next sentence), whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(r) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary thereof pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any Subsidiary is subject (except for such conflicts, breaches or defaults, Repayment Events or liens, charges or encumbrances that would not have a Material Adverse Effect), (B) result in any violation of the provisions of the charter or by-laws of the Company or any Subsidiary, or (C) to the best of our knowledge (after due inquiry), result in any violation of the provisions of any applicable law, statute, rule or regulation of the United States of America or included in the Delaware General Corporate Law (except we express no opinion as to "blue sky" laws), judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any Subsidiary or any of their respective properties, assets or operations. No opinion is rendered pursuant to clause (A) of the preceding sentence with respect to the Credit Agreement, the Term Loan Agreement, the Participation Agreement, the Indenture governing the Company's 92% Senior Subordinated Notes due 2008 (the "92% Notes Indenture"), the Indenture governing the Company's 8.80% Senior Subordinated Notes due 2008 (the "8.80% Notes Indenture") or the Indenture governing the 93% Senior Subordinated Notes due 2009 (the "93% Notes Indenture") (or any agreement or instrument entered into or executed by the Company or any Subsidiary pursuant to the Credit Agreement, the Term Loan Agreement, the Participation Agreement, the 92% Notes Indenture, the 8.80% Notes Indenture or the 93% Notes Indenture, or as contemplated thereby).

        (18) Neither the Company nor any Subsidiary which is a Guarantor is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

        In addition, we have participated in conferences with officers and representatives of the Company, counsel to the Purchasers, representatives of the independent accountants for the Company and the Purchasers at which the contents of the Offering Circular and related matters were discussed. Although we have not undertaken, except as otherwise indicated in this opinion, to investigate or verify independently, and do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Circular, except for those referred to in Clause (xii) above, on the basis of the information that we gained in the course of the performance of such services and our representation of the Company, we confirm to you that nothing that came to our attention in the course of such review or representation has caused us to believe that (i) the Offering Circular (except for financial statements and schedules and other financial data included or incorporated by reference therein, if any, as to which we make no statement), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Offering Circular or any amendment or supplement thereto (except for financial statements and schedules and other financial data included or incorporated by reference therein, if any, as to which such counsel need make no statement), at the time the Offering Circular was issued, at the time any such amended or supplemented Offering Circular was issued or at the Time of Delivery, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or
(ii) that there are any franchise agreements, indentures, mortgages, loan agreements, notes, leases or other contracts or instruments required to be described or referred to in the Offering Circular that are not described or referred to in the Offering Circular or that any descriptions of or references to any of the foregoing are not correct in all material respects (except that we express no view with respect to the descriptions of the Notes, the Indenture, the Credit Agreement, the Term

Loan Agreement, the Participation Agreement, the 92% Notes Indenture, the 8.80% Notes Indenture or the 93% Notes Indenture contained in the Offering Circular).

     In rendering such opinion, such counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991). Such counsel may in addition rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel reasonably satisfactory to counsel to the Purchasers.

                                                                       ANNEX III


                     FORM OF OPINION OF COMPANY'S COUNSEL
                   TO BE DELIVERED PURSUANT TO SECTION 7(c)

        (19) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as described in the Offering Circular and to enter into and perform its obligations under the Purchase Agreement.

        (20) The Securities are in the form contemplated by the Indenture. The Securities have been duly authorized by all necessary corporate action on the part of the Company and, when executed by the Company, authenticated by the Trustee, and issued and delivered in the manner provided in the Purchase Agreement and the Indenture against payment of the consideration therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

        (21) The Guarantees are in the form contemplated by the Indenture. Assuming the Guarantees have been duly authorized, executed and delivered on the part of each Guarantor, the Guarantees will constitute a valid and binding obligation of each such Guarantor, enforceable against each such Guarantor in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

       (22) The execution, delivery and performance of the Purchase Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company. The Purchase Agreement has been duly and validly executed and delivered by the Company.

        (23) The execution, delivery and performance of the Indenture by the Company has been duly authorized by all necessary corporate action on the part of the Company. The Indenture has been duly and validly executed and delivered by the Company. Assuming the due authorization, execution and delivery of the Indenture by each Guarantor and assuming the due authorization, execution and delivery thereof by the Trustee, the Indenture constitutes the legal, valid and binding obligation of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except to the extent that the provision relating to the waiver of any usury, stay or extension law may be deemed unenforceable.

        (24) The execution, delivery and performance of the Notes Registration Rights Agreement by the Company has been duly authorized by all necessary corporate action on the part of the Company. The Notes Registration Rights Agreement has been duly and validly executed and delivered by the Company. Assuming the due authorization, execution and delivery thereof by the Guarantors, and assuming the due authorization, execution and delivery thereof by the Purchasers, the Notes Registration Statements constitutes the legal, valid and binding obligation of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.


        (25) The Exchange Securities, when duly executed by the Company, authenticated by the Trustee, and issued and delivered in accordance with and in the manner provided in the Notes Registration Rights Agreement and the Indenture, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and will be entitled to the benefits of the Indenture.

        (26) The statements contained in the Offering Circular under the captions "Offering Circular Summary B The Offering", "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources - Description of Credit Facility and Certain Indebtedness," "Description of the Notes" and "Exchange Offer; Registration Rights," insofar as they purport to describe provisions of the Indenture, the Notes, the Guarantees, the Notes Registration Rights Agreement, the Credit Agreement, the Term Loan Agreement, the 92% Notes Indenture, the 8.80% Notes Indenture, the 93% Notes Indenture or matters of federal or New York or Delaware corporate law, constitute a fair and accurate summary thereof in all material respects. We have drawn your attention to the fact that (i) the interpretations of the Commission described in the first sentence of the third paragraph under the caption "Exchange Offer: Registration Rights" in the Offering Circular are contained solely in no-action letters issued by the Commission to various third parties,
(ii) the Company has not requested a no-action letter from the Commission relating to the transactions contemplated by the Offering Circular and (iii) the Commission is not precluded from changing the interpretations set forth in such no-action letters or from not following such interpretations with respect to the transactions contemplated by the Offering Circular.

        (27) No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Purchase Agreement or the consummation by the Company or any Guarantor of the transactions contemplated thereby, except for filings and other actions required under or pursuant to the Act, the Exchange Act, the 1939 Act and other federal or state securities or "blue sky" laws and the rules of the New York Stock Exchange, as to which we express no opinion.

        (28) Assuming (a) the accuracy of the representations and warranties of the Purchasers contained in Section 3 of the Purchase Agreement and (b) compliance by the Purchasers with its covenants and agreements set forth in the Purchase Agreement, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchasers pursuant to the Purchase Agreement or the initial resales of the Securities by the Purchasers in the manner contemplated by and in accordance with the Purchase Agreement to register the Securities under the Act or to qualify the Indenture under the 1939 Act, it being understood that we express no opinion as to any subsequent resale of the Securities.

        (29) The Company is not an "investment company" nor an entity "controlled" by an "investment company ," as such terms are defined in the 1940 Act.

        (30) The execution and delivery of the Purchase Agreement, the Indenture, the Notes Registration Rights Agreement, the Securities, the Exchange Securities and the Guarantees, the consummation of the transactions contemplated thereby and compliance by the Company and the Guarantors with the provisions thereof, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or a default or Repayment Event (as defined in Section 1(r) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary thereof pursuant to the Financing Documents (as defined below), except for such conflicts, breaches, defaults, Repayment Events, liens, charges or encumbrances that would not reasonably be expected to have a Material Adverse Effect. As used above, the term "Financing Documents" means, collectively: (a) the Credit Agreement, dated as of September 29, 1998, among the Company, United Rentals, Inc., United Rentals of Canada, Inc., various financial institutions, Bank of America National Trust and Savings Association ("BofA"), as U.S. agent, and Bank of America Canada, as Canadian agent; (b) the Term Loan Agreement, dated as of July 10, 1998 and as amended as of September 29, 1998, among the Company, United Rentals, Inc., various financial institutions, and BofA, as agent; (c) the Participation Agreement, dated as of December 31, 1998, among U.S. Rentals, Inc., the Company, United Rentals, Inc. and Deutsche Bank AG and certain of its affiliates; (d) the Indenture, dated as of May 22, 1998, among the Company, its subsidiaries party thereto, and State Street Bank and Trust Company (the "Trustee") relating to the Company's 92% senior subordinated notes due 2008; (e) the Indenture, dated as of August 12, 1998, among the Company, its subsidiaries party thereto, and the Trustee relating to the Company's 8.80% senior subordinated notes due 2008; (f) the Indenture, dated as of December 15, 1998, among the Company, its subsidiaries party thereto, and the Trustee relating to the Company's 93% senior subordinated notes due 2009 and (g) any agreement or instrument which was entered into or executed by the Company or any such Subsidiary as required under or contemplated by any Financing Document.

     We have participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company in connection with the preparation of the Offering Circular and although we have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Circular (except to the extent specified in paragraph 8 above) no facts have come to our attention which lead us to believe that the Offering Circular, at any time from the date thereof through the Time of Delivery, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements and related notes and the other financial and accounting data included in the Offering Circular).

     The opinions expressed herein are limited to the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

                                                                        ANNEX IV

     Pursuant to Section 7(d) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:

        (31) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable published rules and regulations thereunder;

        (32) In our opinion, the consolidated financial statements and financial statement schedules audited by us and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations thereunder, and, if applicable, we have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited, consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Purchasers hereto;

        (33) We have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular as indicated in their reports thereon copies of which have been separately furnished to the Purchasers and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to our attention that caused us to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

        (34) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;

        (35) We have compared the information in the Offering Circular under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to our attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

        (36) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

             (1) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular;

            (2) any other unaudited income statement data and balance sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Offering Circular;

            (3) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Offering Circular;

            (4) any unaudited pro forma consolidated condensed financial statements included in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

            (5) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

          (6) for the period from the date of the latest financial statements included in the Offering Circular to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Purchasers, or any increases in any items specified by the Purchasers, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Purchasers, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and

     (37) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Purchasers, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                     A-18